EXHIBIT 32.2
Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report of Encore Wire Corporation (the “Company”) on Form 10-K for the annual period ended December 31, 2021, as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, Bret J. Eckert, Vice President — Finance, Treasurer, Secretary and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 17, 2022	By:	/s/ Bret J. Eckert
Bret J. Eckert Vice President – Finance, Treasurer, Secretary and Chief Financial Officer